EXECUTION

AGREEMENT AND AMENDMENT NO. 7 TO
CREDIT AGREEMENT
This Agreement and Amendment No. 7 to Credit Agreement (this “Agreement”) dated as of November 30, 2015 is among Mid-Con Energy Properties, LLC, a Delaware limited liability company (the “Borrower”), the Guarantor (as defined below), the parties that are "Required Lenders" prior to the effectiveness of this Agreement under and as defined in the Credit Agreement referred to below (the “Required Lenders”), Royal Bank of Canada, as predecessor administrative agent (in such capacity, the “Predecessor Administrative Agent”) and predecessor collateral agent (in such capacity, the “Predecessor Collateral Agent” ) for the Lenders (as defined below) and Wells Fargo Bank, National Association, as successor administrative agent (in such capacity, the “Administrative Agent”) and successor collateral agent (in such capacity, the “Collateral Agent” ) for the Lenders.
RECITALS
A.    The Borrower, Royal Bank of Canada, as a lender, BOKF, N.A., as a lender, Wells Fargo Bank, National Association, as a lender, Comerica Bank, as a lender, The Bank of Nova Scotia, as a lender, MUFG Union Bank, N.A., as a lender and Frost Bank, as a lender (collectively, the “Original Lenders” and individually an “Original Lender”), and the Predecessor Administrative Agent are parties to that certain Credit Agreement dated as of December 20, 2011, as amended by that certain Agreement and Amendment No. 1 to Credit Agreement dated as of April 23, 2012, as amended by that certain Agreement and Amendment No. 2 to Credit Agreement dated as of November 26, 2012, as amended by that certain Agreement and Amendment No. 3 to Credit Agreement dated as of November 5, 2013, as amended by that certain Amendment No. 4 to Credit Agreement dated as of April 11, 2014, as amended by that certain Agreement and Amendment No. 5 to Credit Agreement dated as of November 17, 2014 and as amended by that certain Amendment No. 6 to Credit Agreement dated as of February 12, 2015 (as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”).
B.    In connection with such Credit Agreement, Mid-Con Energy Partners, LP, a Delaware limited partnership and owner of 100% of the membership interest in Borrower, executed and delivered that certain Guaranty dated as of December 20, 2011 (as the same may be amended, modified or supplemented from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Guaranteed Parties (as defined in the Guaranty) pursuant to which it became a Guarantor.
C.    The Borrowing Base is to be reduced to $190,000,000 from its current $220,000,000.
D.    Wells Fargo Bank, National Association, is to be appointed by the Required Lenders (with the consent of the Borrower) to be the Administrative Agent, Collateral Agent and an LC Issuer.
F. The Borrower has requested certain amendments to the Credit Agreement and Required Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

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THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Terms Defined Above. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.
Section 1.02    Terms Defined in the Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
Section 1.03    Other Definitional Provisions. The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Section, subsection and Schedule references herein are to such Sections, subsections and Schedules to this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the schedules hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or schedules, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
ARTICLE II
ADMINISTRATIVE AGENT, COLLATERAL AGENT AND LC ISSUER
Section 2.01    Royal Bank of Canada resignation as Administrative Agent and Collateral Agent. Pursuant to Section 9.8 of the Credit Agreement and upon the effectiveness of this Agreement, Royal Bank of Canada (i) hereby resigns as Administrative Agent and (ii) hereby resigns as Collateral Agent This Agreement constitutes notice of such resignation. Each of the Lenders and Borrower hereby acknowledge receipt of this notice of resignation by Royal Bank of Canada as Administrative Agent and Collateral Agent. Royal Bank of Canada is hereby discharged from all of its duties and obligations as Administrative Agent and Collateral Agent under the Credit Agreement and all other Loan Documents. The provisions of Article IX and Section 10.4 of the Credit Agreement shall continue in effect for the benefit of Royal Bank of Canada, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while Royal Bank of Canada was acting as Administrative Agent and/or Collateral Agent.
Section 2.02    Royal Bank of Canada as LC Issuer. All Letters of Credit issued by Royal Bank of Canada as LC Issuer prior to the effectiveness of this Agreement shall remain outstanding

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subject to the terms of the Credit Agreement but upon the effectiveness of this Agreement Royal Bank of Canada shall have no obligation to issue, renew, amend or extend any Letters of Credit previously issued by it.
Section 2.03    Wells Fargo Bank, National Association Appointment as Administrative Agent and Collateral Agent. Pursuant to Section 9.8 of the Credit Agreement and upon the effectiveness of this Agreement, the Required Lenders, after consultation with the Borrower, hereby appoint Wells Fargo Bank, National Association, as Administrative Agent and Collateral Agent. By its execution hereof in such capacities, Wells Fargo Bank, National Association hereby accepts such appointment and agrees to become and hereby becomes the Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents from and after the effectiveness of this Agreement. Wells Fargo Bank, National Association shall succeed to and become vested with all of the rights, powers, privileges and duties of the Administrative Agent and Collateral Agent.
Section 2.04    Wells Fargo Bank, National Association Appointment as an LC Issuer. Upon the effectiveness of this Agreement and pursuant to the Credit Agreement, Wells Fargo Bank, National Association is hereby appointed by the Administrative Agent to be an LC Issuer and Borrower, by its execution hereof, hereby consents to such appointment. By its execution hereof in such capacity, Wells Fargo Bank, National Association hereby accepts such appointment and agrees to become and hereby becomes an LC Issuer under the Credit Agreement from and after the effectiveness of this Agreement.
ARTICLE III
AMENDMENTS
Section 3.01    Amendment to Credit Agreement. Effective as of the Effective Date, the Credit Agreement shall hereby be amended as follow:
a.The cover page of the Credit Agreement is amended by (i) deleting the words “ROYAL BANK OF CANADA” and substituting therefor the words “WELLS FARGO BANK, NATIONAL ASSOCIATION”, (ii) by deleting the words “RBC CAPITAL MARKETS” and substituting therefor the words “WELLS FARGO SECURITIES, LLC”, and (iii) deleting the words “Lead Arranger” and substituting therefor the words “Sole Arranger”.
b.The introductory paragraph of the Credit Agreement is deleted and the following substituted therefor:
“THIS CREDIT AGREEMENT originally made as of December 20, 2011, by and among MID-CON ENERGY PROPERTIES, LLC, a Delaware limited liability company (herein called “Borrower”), ROYAL BANK OF CANADA (herein called “Predecessor Administrative Agent”) and the Lenders originally party thereto, as amended from time to time including pursuant to Amendment No. 7 (defined below) pursuant to which Predecessor Administrative Agent resigned as Administrative Agent and the Predecessor Collateral Agent resigned as Collateral Agent and Wells Fargo Bank, National Association was appointed and became Administrative Agent, Collateral Agent and an LC Issuer. In consideration of the

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mutual covenants and agreements contained herein the parties hereto agree as follows:”
c.The following definitions found in Section 1.1 (Defined Terms) of the Credit Agreement are hereby amended to read in their entirety as follows:
“Administrative Agent” means prior to the Seventh Amendment Effective Date, Royal Bank of Canada, and from and after the Seventh Amendment Effective Date means, Wells Fargo Bank, National Association, as Administrative Agent hereunder, and its successors in such capacity.
“Agreement” means this Credit Agreement, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6 and Amendment No. 7.
“Applicable Utilization Level” means, with respect to Loans, on any date, the level set forth below that corresponds to (A) during the Overadvance Period, the percentage at the close of business on such day, equivalent to the (i) aggregate amount of outstanding Facility Usage at such time divided by (ii) the Conforming Borrowing Base then in effect and (B) after the Overadvance Period, the percentage at the close of business on such day, equivalent to the (i) aggregate amount of outstanding Facility Usage at such time divided by (ii) the Borrowing Base then in effect (the “Utilization Percentage”):

Applicable Utilization Level	Utilization Percentage
Level I	less than 25%
Level II	equal to or greater than 25%, but less than 50%
Level III	equal to or greater than 50%, but less than 75%
Level IV	equal to or greater than 75%, but less than 90%
Level V	equal to or greater than 90%, but less than 100%
Level VI	equal to or greater than 100%, but less than 110%
Level VII	equal to or greater than 110%
“Arranger” means Wells Fargo Securities, LLC.
“Base Rate” means, means for any day, the highest of (a) the variable per annum rate of interest so designated from time to time by Administrative Agent as its “ prime rate”, (b) the Federal Funds Rate plus one-half percent (0.50%) per annum, and (c) the Adjusted Eurodollar Rate (computed without inclusion of the Eurodollar Margin) for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus one percent (1.00%), provided that the Base Rate charged by any Person shall never exceed the Highest Lawful

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Rate; provided further, that for the avoidance of doubt, the Eurodollar Rate used to determine the Adjusted Eurodollar Rate in this definition for any day shall be based on the ICE Benchmark Administration LIBO Rate appearing on Reuters Libor Rates LIBOR01(or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time on such day. The “prime rate” is a reference rate set by Administrative Agent in the United States and does not necessarily represent the lowest or best rate being charged to any customer. Any change in the Base Rate due to a change in the “prime rate”, the Federal Funds Rate, or the Adjusted Eurodollar Rate shall take place immediately without notice or demand of any kind.
“Base Rate Margin” means, on any date, the number of basis points set forth below based on the Applicable Utilization Level on such date:

Applicable Utilization Level	Base Rate Margin
Level I	100.0
Level II	125.0
Level III	150.0
Level IV	175.0
Level V	200.0
Level VI	250.0
Level VII	275.0
“Borrowing Base” means, at the particular time in question, either the amount provided for in Section 2.8 or the amount determined by Administrative Agent and Required Lenders (or all Lenders in the case of an increase in the Borrowing Base) in accordance with the provisions of Section 2.9. At all times during the Overadvance Period, the Borrowing Base shall consist of a conforming portion (the “Conforming Borrowing Base”) and a non-conforming portion (the “Non-Conforming Borrowing Base”), each as determined or adjusted from time to time pursuant to the terms of this Agreement, and the Borrowing Base in effect at any time during the Overadvance Period shall be the sum of the Conforming Borrowing Base in effect at such time and the Non-Conforming Borrowing Base in effect at such time (and each reference herein to the term “Borrowing Base” as in effect at any time during the Overadvance Period shall be a reference to the Borrowing Base as so constituted). Upon the expiration of the Overadvance Period, the Borrowing Base shall equal the Conforming Borrowing Base, and the Borrowing Base shall no longer be comprised of a Conforming Borrowing Base and a Non-Conforming Borrowing Base.

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“Collateral Agent” means prior to the Seventh Amendment Effective Date, Royal Bank of Canada, and from and after the Seventh Amendment Effective Date means Wells Fargo Bank, National Association, in its capacity as collateral agent under any of the Security Documents, or any successor collateral agent.
“Commitment Fee Rate” means, on any date, the number of basis points set forth below based on the Applicable Utilization Level on such date:

Applicable Utilization Level	Commitment Fee Rate Margin
Level I	37.5
Level II	37.5
Level III	50.0
Level IV	50.0
Level V	50.0
Level VI	50.0
Level VII	50.0
“Eurodollar Margin” means, and on any date, the number of basis points set forth below based on the Applicable Utilization Level on such date:

Applicable Utilization Level	Eurodollar Margin
Level I	200.0
Level II	225.0
Level III	250.0
Level IV	275.0
Level V	300.0
Level VI	350.0
Level VII	375.0
“Eurodollar Rate” means, for any Eurodollar Loan within a Borrowing and with respect to the related Interest Period therefore:
(a) the interest rate per annum (carried out to the fifth decimal place) equal to the rate determined by Administrative Agent to be the offered rate based on the ICE Benchmark Administration LIBO Rate appearing on Reuters Libor Rates LIBOR01(or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) with a term equivalent

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to such Interest Period, determined at approximately 11:00 a.m., London time, two Business Days prior to the first day of such Interest Period, or
(b) in the event the rate referenced in the preceding subsection (a) is not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in U.S. dollars (for delivery on the first day of such Interest Period) in same day funds in the approximate amount of the applicable Eurodollar Loan and with a term equivalent to such Interest Period would be offered by its London branch to major banks in the London Inter-Bank Market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period.
“LC Issuer” means prior to the Seventh Amendment Effective Date, Royal Bank of Canada, and from and after the Seventh Amendment Effective Date means Wells Fargo Bank, National Association, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity. From and after the Seventh Amendment Effective Date, Royal Bank of Canada shall have no obligation to issue, renew, amend or extend any Letters of Credit previously issued by it. Administrative Agent may, with the consent of Borrower and the Lender in question, appoint any Lender hereunder as an LC Issuer in place of or in addition to Wells Fargo Bank, National Association.
“Lenders” means (a) each signatory hereto (other than Borrower), including Wells Fargo Bank, National Association, in its capacity as a Lender hereunder, rather than as Administrative Agent or an LC Issuer, (b) the party identified as “New Lender” (as defined in Amendment No. 2), (c) the party identified as “New Lender” (as defined in Amendment No. 3), and (d) the parties identified as “New Lenders” (as defined in Amendment No. 5) and the successors of each such party as Lender hereunder pursuant to Section 10.5.
“Letter of Credit Fee Rate” means, on any date, with respect to each Letter of Credit, the number of basis points set forth below based on the Applicable Utilization Level on such date:

Applicable Utilization Level	Letter of Credit Fee Rate
Level I	200.0
Level II	225.0
Level III	250.0
Level IV	275.0
Level V	300.0
Level VI	350.0
Level VII	375.0

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“Letter of Credit” means each letter of credit issued by Royal Bank of Canada, as LC Issuer hereunder prior to the Seventh Amendment Effective Date and any letter of credit issued by Wells Fargo Bank, National Association, as LC Issuer (or any other Lender appointed as LC Issuer by the Administrative Agent with the consent of Borrower and the agreement of such Lender to be an LC Issuer) hereunder at the application of Borrower.
“Loan Documents” means this Agreement, the Notes, the Security Documents, Letters of Credit, LC Applications, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets, commitment letters, correspondence and similar documents used in the negotiation hereof, except to the extent the same contain information about Borrower or its Affiliates, properties, business or prospects or specify fees to be paid).
d.The following new definitions are added to Section 1.1 (Defined Terms) of the Credit Agreement to appear therein in alphabetical order:
“Amendment No. 7” means that certain Agreement and Amendment No. 7 to Credit Agreement dated as of November 30, 2015, among the Borrower, the Guarantor, Royal Bank of Canada, as resigning Administrative Agent and resigning Collateral Agent, the Required Lenders and Wells Fargo Bank, National Association, as successor Administrative Agent, successor Collateral Agent, and as an LC Issuer.
“Automatic Conforming Borrowing Base Reduction” has the meaning set forth in Section 2.8(b).
“Automatic Non-Conforming Borrowing Base Reduction” has the meaning set forth in Section 2.8(c).
“Conforming Borrowing Base” has the meaning set forth in the definition of “Borrowing Base”.
“Non-Conforming Borrowing Base” has the meaning set forth in the definition of “Borrowing Base”.
“Overadvance Period” means the period from and including the Seventh Amendment Effective Date to and including May 1, 2016.
“Predecessor Administrative Agent” means Royal Bank of Canada.
“Predecessor Collateral Agent” means Royal Bank of Canada.
“Seventh Amendment Effective Date” means the date Amendment No. 7 by its terms becomes effective.

Amendment No. 7
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(a)Section 2.7 of the Credit Agreement (Mandatory Prepayments) is hereby amended by adding a new subsection (d) thereto to read as follows:
“(d)    On the day of each Automatic Conforming Borrowing Base Reduction, and each Automatic Non-Conforming Borrowing Base Reduction, the Borrower shall make a mandatory prepayment of the principal of the Loans in an amount, if any, required to eliminate any Borrowing Base Deficiency existing after giving effect thereto.”
(b)Section 2.8 of the Credit Agreement (Initial Borrowing Base) is hereby deleted and the following is substituted therefor:
“Section 2.8 Initial Borrowing Base. (a) Notwithstanding anything to the contrary contained herein, during the period commencing on the Seventh Amendment Effective Date and ending on the effective date of the first Determination Date or adjustment of the Borrowing Base after the Seventh Amendment Effective Date, the amount of the Borrowing Base shall be $190,000,000, the amount of the Conforming Borrowing Base shall be $165,000,000 and the amount of the Non-Conforming Borrowing Base shall be $25,000,000.
(b) Conforming Borrowing Base. Notwithstanding the requirements of Section 2.9 relating to redetermination of the Borrowing Base, without any action on the part of Administrative Agent or Lenders, the Conforming Borrowing Base shall automatically reduce as follows (each such reduction to be independent and cumulative of each other reduction) until such time as the Conforming Borrowing Base is reduced to $150,000,000: (i) on December 1, 2015, the amount of the Conforming Borrowing Base shall reduce by $2,500,000; (ii) on January 1, 2016, the amount of the Conforming Borrowing Base shall reduce by $2,500,000; (iii) on February 1, 2016, the amount of the Conforming Borrowing Base shall reduce by $2,500,000; (iv) on March 1, 2016, the amount of the Conforming Borrowing Base shall reduce by $2,500,000; (v) on April 1, 2016, the amount of the Conforming Borrowing Base shall reduce by $2,500,000; (ii) on May 1, 2016, the amount of the Conforming Borrowing Base shall reduce by $2,500,000(each such reduction, an “Automatic Conforming Borrowing Base Reduction”).
(c) Non-Conforming Borrowing Base. Notwithstanding the requirements of Section 2.9 relating to redetermination of the Borrowing Base, without any action on the part of Administrative Agent or Lenders, the Non-Conforming Borrowing Base shall automatically, reduce as follows (each such reduction to be independent and cumulative of each other reduction) until such time as the Non-Conforming Borrowing Base is reduced to zero: (i) on May 1, 2016, the amount of the Non-Conforming Borrowing Base shall reduce to zero; (ii) on any date on which the Conforming Borrowing Base is increased, the amount of the Non-Conforming Borrowing Base shall reduce by the same dollar amount as such increase in the Conforming Borrowing Base; (iii) the amount of the Non-Conforming Borrowing Base shall reduce by the same dollar amount as is received by any Restricted Person

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from the issuance of Equity by such Restricted Person and (iv) the amount of the Non-Conforming Borrowing Base shall reduce by the same dollar amount as is received by any Restricted Person from the sale of assets by such Restricted Person (each such reduction, an “Automatic Non-Conforming Borrowing Base Reduction”). Any waivers of, or amendments to, any Automatic Non-Conforming Borrowing Base Reduction and any waiver or extension of, or amendment to, the defined term “Overadvance Period” shall require the written consent of all Lenders.
(d) In the event that the Borrowing Base is subject to a reduction under Section 2.9 during the Overadvance Period in connection with (i) any disposition to a third party of Oil and Gas Properties of Borrower, the Borrowing Base value of which exceeds five percent (5%) of the then current Borrowing Base, or (ii) any Liquidation of a Hedging Contract which would have the effect of reducing the Borrowing Base by an amount in excess of five percent (5%) of the then current Borrowing Base, such reduction shall be made to the Conforming Borrowing Base, and Required Lenders may reduce the Non-Conforming Borrowing Base on the same effective date as the reduction in the Conforming Borrowing Base to reflect the impact upon the Non-Conforming Borrowing Base that they attribute in their sole discretion to such disposition of Oil and Gas Properties or Liquidation of a Hedging Contract.”
(c)Section 5.23 of the Credit Agreement (Hedging Contracts) is hereby deleted and the following substituted therefor:
“Section 5.23    Hedging Contracts. As of the Seventh Amendment Effective Date, Borrower is not a party to any Hedging Contract, except for those Hedging Contracts of Borrower described in Section 5.23 of the Disclosure Schedule and Schedule 5, each as attached to Amendment No. 7. Such Hedging Contracts are in full force and effect, and no “Event of Default” or “Termination Event” has occurred that is continuing thereunder.”
(d)Section 6.14 of the Credit Agreement (Agreement to Deliver Security Documents) is hereby amended by deleting the figure “80%” and substituting therefor the phrase “ninety percent (90%)”.
(e)Section 6.15 of the Credit Agreement (Additional Collateral) is hereby amended by deleting the phrase “eighty percent (80%)” wherever it appears in such Section and substituting therefor the phrase “ninety percent (90%)”.
(f)Section 6.17 of the Credit Agreement (Bank Accounts; Offset) is hereby amended by adding the following after the first sentence of such Section:
“Additionally, within thirty (30) days after the Seventh Amendment Effective Date, Borrower will cause each bank or other financial institution (other than a Lender) holding any deposits (general or special, time or demand, provisional or final) of Borrower or any of its Subsidiaries to enter into a control agreement in favor of the

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Administrative Agent, in form and substance acceptable to the Administrative Agent. If any such bank refuses or declines to enter into a control agreement satisfactory in form and substance to the Administrative Agent, the Administrative Agent shall so notify the Borrower whereupon the Borrower will promptly cease banking with such bank or other financial institution and move its deposit accounts to a bank or financial institution that will enter into a control agreement satisfactory in form and substance to the Administrative Agent.”
(g)A new Section 6.23 (Hedging Contracts) is hereby added to the Credit Agreement to read as follows:
“Section 6.23 Hedging Contracts.
(a)Hedging Contracts. Within 10 days following the Seventh Amendment Effective Date, Borrower shall have entered into Hedging Contracts (which for purposes of this Section 6.23 include Existing Hedging Contracts), on terms and with a counterparty satisfactory to Administrative Agent, with the purpose and effect of fixing prices for Proved Developed Producing Reserves expected to be produced by Restricted Persons so that the monthly production covered by such contracts (determined, in the case of contracts that are not settled on a monthly basis, by a monthly proration acceptable to Administrative Agent for any single month (i) during the calendar year 2016 is not less than 80% of the projected production of oil and gas from Restricted Persons’ Proved Developed Producing Reserves (as reflected in the most recently delivered Engineering Report acceptable to the Administrative Agent) and (ii) during the calendar year 2017 is not less than 50% of the projected production of oil and gas from Restricted Persons’ Proved Developed Producing Reserves (as reflected in the most recently delivered Engineering Report acceptable to the Administrative Agent).
(b)Maintenance of Hedging Contracts. Each Restricted Person shall maintain in effect for their full term and will not permit the Liquidation of any Hedging Contracts that are used by Lenders in determining the Borrowing Base from time to time, including all Hedging Contracts entered into pursuant to Section 6.23(a); provided, however, Restricted Persons may terminate Hedging Contracts in connection with a Disposition permitted pursuant to Section 7.5(g) and redetermination of the Borrowing Base pursuant to Section 2.9.”
(h)Clause (iv) of Section 7.6 of the Credit Agreement (Limitation on Restricted Payments) is hereby deleted and the following is substituted therefor:
“(iv) if consented to in writing by Required Lenders, the MLP may make Restricted Payments of Available Cash to holders of its Equity interests in compliance with the terms of its Organizational Documents.”
(i)Clause (9) of Section 10.1(a) (Waivers and Amendments) is hereby deleted and the following is substituted therefor:

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“(9) change Section 3.1 in a manner that would alter the pro rata sharing of payments required thereby or change Section 7.6(iv) in any manner,”
(j)Schedule 1 – Lenders Schedule - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 1 that is attached hereto.
(k)Schedule 2 – Disclosure Schedule - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 2 that is attached hereto.
(l)Schedule 3 – Security Schedule - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 3 that is attached hereto.
(m)Schedule 5 – Existing Hedging Contracts - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 5 that is attached hereto.
(n)The reference to “Royal Bank of Canada” is hereby deleted and “Wells Fargo Bank, National Association” is substituted therefor wherever it appears in Exhibit A – Promissory Note, Exhibit B – Borrowing Notice, Exhibit C – Continuation/Conversion Notice, Exhibit D – Repayment Notice, Exhibit E – Certificate Accompanying Financial Statements and Exhibit F – Assignment and Assumption.
(o)From and after the Effective Date, the address and wiring instructions for the Administrative Agent and the address for Wells Fargo Bank, National Association as Lender and an LC Issuer are as set forth below its name on the signature pages to this Agreement.
ARTICLE IV
REDETERMINED BORROWING BASE
Section 4.01    Redetermined Borrowing Base. Notwithstanding any requirement set forth in Section 2.9 of the Credit Agreement regarding the redetermination of the Borrowing Base to occur in October, 2015, for purposes of such redetermination and in satisfaction of the terms and provisions of Section 2.9 of the Credit Agreement, Administrative Agent and Required Lenders hereby notify Borrower that, from the Effective Date until and including the next Determination Date, the Borrowing Base shall be reduced to $190,000,000, subject to the terms of the Credit Agreement as amended by Amendment No. 7. This Agreement constitutes notice to Borrower of the redetermined Borrowing Base for purposes of Section 2.9 and by its signature to this Agreement each Lender signing this Agreement consents to the reduced $190,000,000 redetermined Borrowing Base.
ARTICLE V
AGREEMENTS
Section 5.01    Commitments. Each Lender signing this Agreement hereby acknowledges and confirms that, as of the date hereof and after giving effect to this Agreement, its respective Commitment is as set forth next to its name on Schedule 1 attached hereto.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES

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Section 6.01    Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (b) the Liens under the Security Documents are valid and subsisting and secure Borrower's obligations under the Loan Documents.
Section 6.02    Guarantor’s Representations and Warranties. Guarantor represents and warrants that: (a) the representations and warranties of Guarantor contained in the Guaranty and the representations and warranties contained in the other Loan Documents to which Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing; and (c) the Liens under the Security Documents to which Guarantor is a party are valid and subsisting and secure Guarantor’s obligations under the Loan Documents.
ARTICLE VII
CONDITIONS
The Credit Agreement shall be amended as provided herein, upon the date all of the following conditions precedent have been met (the “Effective Date"):
Section 7.01    Documents. The Administrative Agent shall have received each of the following:
(a)    this Agreement duly and validly executed and delivered by the Borrower, the Guarantor, the Administrative Agent, and the Required Lenders; and
(b)    Borrower shall have paid all commitment, facility, agency and other fees required to be paid and then due to Administrative Agent or any Lender pursuant to any Loan Documents or any commitment agreement heretofore entered into, and payment of all expenses for which invoices have been presented prior to the Effective Date.
Section 7.02    No Default. No Default shall have occurred which is continuing as of the Effective Date.
Section 7.03    Fees and Expenses. The Borrower shall have paid or reimbursed the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement and the increase in the Borrowing Base effected hereby, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of the Administrative Agent’s outside legal counsel, in each case, pursuant to all invoices of the Administrative Agent and/or such counsel presented to the Borrower for payment prior to the Effective Date. By its execution of this Agreement, Borrower hereby (i) agrees to the $190,000,000 redetermined Borrowing Base, and (ii) waives its right to

Amendment No. 7
Mid-Con Energy Properties, LLC
Credit Agreement

reduce the Borrowing Base during the Option Period as otherwise permitted under Section 2.10 of the Credit Agreement.
ARTICLE VIII
MISCELLANEOUS
Section 8.01    Effect on Loan Documents; Acknowledgements.
(a)     Each of the Borrower, the Guarantor, Administrative Agent, the LC Issuers and the Required Lenders does hereby adopt, ratify, and confirm the Credit Agreement and each other Loan Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Loan Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement and the other Loan Documents are not impaired in any respect by this Agreement.
(b)    From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Agreement.
(c)    This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default under the Credit Agreement, subject to all applicable cure or grace periods provided for under the Credit Agreement.
Section 8.02    Reaffirmation of the Guaranty. Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents (other than the Guaranty or any other Loan Document to which Guarantor is a party).
Section 8.03    Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. This Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. This Agreement may be transmitted and/or signed by facsimile, telecopy or electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually‑signed originals and shall be binding on all Restricted Persons and Lender Parties. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually‑signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

Amendment No. 7
Mid-Con Energy Properties, LLC
Credit Agreement

Section 8.04    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 8.05    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
Section 8.06    Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by, construed and enforced in accordance with the laws of the State of New York and the laws of the United States, without regard to principles of conflicts of laws.
Section 8.07    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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Amendment No. 7
Mid-Con Energy Properties, LLC
Credit Agreement

EXECUTED to be effective as of the date first above written.

BORROWER:

MID-CON ENERGY PROPERTIES, LLC, a
Delaware limited liability company

By:	Mid-Con Energy Partners, LP, a Delaware limited partnership, its Sole Member

By:	Mid-Con Energy GP, LLC, a Delaware limited liability company, Its General Partner

	By:	/s/ Jeffery R. Olmstead
Jeffrey R. Olmstead Chief Executive Officer

GUARANTOR:

MID-CON ENERGY PARTNERS, LP, a
Delaware limited partnership

By:	Mid-Con Energy GP, LLC, a Delaware limited liability company, Its General Partner

	By:	/s/ Jeffery R. Olmstead
Jeffrey R. Olmstead Chief Executive Officer

RESIGNING ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA,
as resigning Administrative Agent

By:	/s/ Ann Hudey
Name:	Ann Hudey
Title:	Manager Agency

RESIGNING COLLATERAL AGENT:

ROYAL BANK OF CANADA,
as resigning Collateral Agent

By:	/s/ Ann Hudey
Name:	Ann Hudey
Title:	Manager Agency

RESIGNING LC ISSUER:

ROYAL BANK OF CANADA,
as resigning LC Issuer

By:	/s/ Don J. McKinnerney
Name:	Don J. Mckinnerney
Title:	Authorized Signatory

LENDERS:

ROYAL BANK OF CANADA,
as an LC Issuer and as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. Mckinnerney
Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Muhammad Dhamani
Name:	Muhammad Dhamani
Title:	Director

BOKF, NA, d/b/a The Bank of Texas
as a Lender

By:
Name:
Title:

COMERICA BANK
as a Lender

By:	/s/ Brandon M. White
Name:	Brandon M. White
Title:	Vice President

THE BANK OF NOVA SCOTIA
as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

MUFG UNION BANK, N.A.
as a Lender

By:	/s/ Haylee Dallas
Name:	Haylee Dallas
Title:	Vice President

FROST BANK
as a Lender

By:	/s/ Alex Zemkoski
Name:	Alex Zemkoski
Title:	Senior Vice President